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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference and use of our report, dated February 21, 2003, (which report is included in Item 13 of the Annual Report on Form 10-K of CNB Corporation for the year ended December 31, 2002) in CNB Corporation's Form S-8 (File No. 333-100250) for the 1996 Stock Option Plan.

                                                   Crowe, Chizek and Company LLP

South Bend, Indiana
March 25, 2003